Exhibit 99.2

Baird Industrials Conference November 9, 2016

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of November 9, 2016. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to November 9, 2016. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance ($ in millions, April FYE) Other 22% #1 North American specialty distributor of interior construction products (1) – More than 200 branches across 41 states – 13% market share in wallboard – 14% market share in ceilings $1,956 $1,858 Steel Framing 15% Ceilings 16% Balanced mix of commercial and residential construction as well as new construction and R&R – ~60% commercial, ~40% residential Wallboard 47% FY-12FY-13FY-14FY-15 FY-16LTM Q1 17 Critical link between suppliers and highly fragmented customer base Adjusted EBITDA (4) ($ in millions, April FYE) Adjusted Gross Profit (3) ($ in millions, April FYE) $632 $594 CAGR: 44% $161 National scale combined with local expertise $150 $8 $287 One-stop-shop for the interior contractor with broad product offering of 20,000+ SKUs FY-12FY-13 FY-14 FY-15 FY-16 LTM Q1 17 FY-12 FY-13 FY-14FY-15 FY-16 LTM Q1 17 Substantial diversification across customers, geographies and end markets Gross Profit Gross Margin (1) (2) (3) (4) Based on FY2015 results. Wallboard share based on volume. Ceilings share based on sales Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition. For a reconciliation of Adj. Gross Profit to Gross Profit, the most directly comparable GAAP measure, see Appendix. FY 2015, FY 2016 and FY17 Q1 LTM Adj. EBITDA includes approximately $8.1 million, $12.1 million and $11.3 million, respectively, from entities acquired in FY 2015, FY 2016 and FY17 Q1 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. 3 % Margin (4) 3.3%5.0%6.4%6.7%7.4%7.7% $11 $114 $12 $150 $138 $87 $106 $58 $32 32.3% $484 32.0% $411 30.8% $337 30.4% 29.0% 29.0% (4) % Growth 12%17%16%16%18%20% $1,570 $1,353 $1,162 $991 CAGR: 17% Net Sales (2) Net Sales Breakdown GMS Overview

National Platform With Local Presence And Independent Brands GMS has an integrated national platform, but operates through over 40 local brands that are highly regarded in their markets Branch managers are empowered and incentivized to run operations like entrepreneurs within parameters of the overall business model - GMS’s model ensures customer and product decisions are made by the individual with the best local market knowledge GMS’s model generates significant economies of scale, while maintaining the high service levels, entrepreneurial culture, and the customer intimacy of a local business 4 Representative Local Brands GMS combines the benefits of national scale with a local “go-to-market” strategy

# Product Overview

| | Wallboard | Ceilings | Steel Framing | Other Products |
|---|---|---|---|---|
| **Description** | ▪ #1 Market Position<br>▪ Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects<br>▪ Exterior wallboard | ▪ #1 Market Position<br>▪ Suspended ceiling systems primarily comprised of mineral fiber, ceiling tile and grid<br>▪ Architectural specialty ceilings systems | ▪ Steel framing products for interior walls<br>▪ Sold into commercial applications, typically as part of a package with wallboard, ceilings and other products | ▪ Primarily consists of complementary interior construction products, including joint compound, finishing materials, tools and fasteners, safety products and EIFS (exterior insulation and finishing system) |
| **Products** | ▪ Various types of wallboard including: 1/2 inch standard (residential), 5/8 inch fire rated (commercial), foil backed, lead lined, moisture resistant, mold resistant and vinyl covered | ▪ Acoustical ceiling tiles (standard and architectural specialty)<br>▪ Clips<br>▪ Covered fiberglass<br>▪ Ceiling tile grid<br>▪ Hangers | ▪ Drywall steel<br>▪ Flat stock<br>▪ Plastering steel<br>▪ Structural framing<br>▪ Studs and track | ▪ Adhesives<br>▪ EIFS<br>▪ Insulation<br>▪ Joint compound and plaster<br>▪ Safety equipment<br>▪ Tools and fasteners |










5

# A One-Stop-Shop for the Interior Contractor

**GMS sells a complementary and complete product offering to the interior contractor who installs wallboard, ceilings, steel framing and all the ancillary products needed to complete the job**

- **GMS Serves as a Critical Link Between Suppliers and a Highly Fragmented Customer Base**
  - Specialty wallboard distributors lead the *wallboard distribution* channel with ~65%
  - Specialty distributors account for ~90% of *ceilings distribution* channel

| Key manufacturers | Channel (1) |
| --- | --- |
| **Wallboard**: American Gypsum, Continental Building Products, CertainTeed, Georgia-Pacific, PABCO, USG, National Gypsum | **Specialty Distributors (~65%)**<br>Lumberyards (~15%)<br>Big Box Retailers (~20%) |
| **Ceilings**: Armstrong, USG, CertainTeed | **Specialty Distributors (~90%)**<br>Other (~10%) |

## "One-stop-shop" for the Interior Contractor



Interior Contractor

- Steel Framing
- Fasteners
- Joint Compound
- Tools
- Insulation
- Safety Products
- Ceilings
- Wallboard

GMS GYPSUM MANAGEMENT & SUPPLY

(1) Based on management estimates. Highlighted boxes indicate channels in which GMS competes.

6

Highly Attractive Industry Structure Number of North American suppliers declined from 12 in late 1990s to 7 today The top 4 represent ~76% of the market (1) Highly consolidated supplier base Average price increase of ~4% annually since 2007 (2) GMS maintains a strong, long-standing relationship with the supplier of the leading ceiling tile brand, with exclusivity in many of GMS’s markets Other 5% 4% 15% 10% 26% 10% 13% 55% 25% 21% 16% Source: Management estimates. (1) (2) Based on 2015 financials. Based on USG Corporation’s public filings and our management estimates. 7 Top 3 represent ~95% Wallboard Ceilings Consolidated supplier base focused on price and margin optimization

Leading Specialty Distributor Poised for Continued Growth Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution 8

Market Leader with Scale Advantages More than 200 branches across 41 states #1 position in wallboard and ceilings with 13% and 14% market share, respectively National scale and leading market positions drive: - - - Purchasing advantage over smaller competitors Access to market leading ceilings (with exclusivity in many markets) and wallboard brands Ability to sell to large homebuilders and commercial contractors on a national basis #1 Market Position Market Share Gains Advantageous Purchasing Greater Product Availability & Resources for Investment Differentiated Service Model GMS Branch Locations GMS Headquarters (1) Source: Gypsum Association and GMS data. 9 National Scale Combined With Local Expertise Virtuous Cycle Creates Defensible Market Position GMS’s scale creates sustainable competitive advantages that are expected to reinforce its market position and lead to further market share gains

Differentiated Service Model Drives Market Leadership reaching the end customer support, expertise, and sourcing entiated Weight And Delivery Requirements ce Model execution technology and equipment 10 Logistics Execution is Critical Given Reputation for best-in-class delivery Strong processes, sequenced loading, coordinated delivery, and leading Customized delivery plan and unique degree of quality control Superior Safety Track Record is Highly Valued by CustomersDiffer Servi Network of Regional Safety Managers Strict and consistent safety procedures Safety protocol critical to larger commercial contractor customers Approximately 600 Salespeople Helping Customers Succeed in the Market Place Deep technical expertise and knowledge of local markets Key intermediary for suppliers in Provides business development, bid Breadth of Product Availability Differentiates GMS from Smaller Competitors Ensures product availability Access to latest product innovations; significant customer for its top suppliers Leading ceiling tile line with exclusivity in certain markets GMS believes it sets the industry standard in product availability, customer support, delivery execution and safety; this differentiated service model has driven attractive gross profit margins

# Multiple Levers to Drive Growth

**Strong track record of executing profitable growth strategy**

**Organic Growth**
- Continued Market Share Gains
- Greenfield Branch Openings

**Strategic Acquisitions**
- Strategic Acquisition Opportunities in Highly Fragmented Market

**Market Growth**
- End Market Recovery and Expansion

**Margin Expansion**
- Operating Leverage
- Operational Excellence

**Net Sales (1)**



($ in millions, April FYE)
CAGR: 17%
$991
$1,162
$1,353
$1,570
$1,858
$1,956
FY-12
FY-13
FY-14
FY-15
FY-16
LTM Q1 17
% Growth
12%
17%
16%
16%
18%
20%

**Adjusted EBITDA (2)**



CAGR: 44% (2)
$32
$58
$87
$114
$8
$106
$150
$12
$138
$161
$11
$150
FY-12
FY-13
FY-14
FY-15
FY-16
LTM Q1 17
% Margin(2)
3.3%
5.0%
6.4%
6.7%
7.4%
7.7%

**GMS Wallboard Market Share**

**'10–'15 share gain: ~450 bps**



8.6%
8.8%
9.4%
9.9%
11.1%
13.1%
CY2010
CY2011
CY2012
CY2013
CY2014 (3)
CY2015 (4)

(1) Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition.
(2) FY 2015, FY 2016 and FY17 Q1 LTM Adj. EBITDA includes approximately $8.1 million, $12.1 million and $11.3 million, respectively, from entities acquired in FY 2015, FY 2016 and FY17 Q1 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix.
(3) Includes the wallboard volume from entities acquired in FY 2015 assuming they were acquired on January 1, 2014.
(4) Includes the wallboard volume from entities acquired in FY 2016 assuming that the entities were acquired on January 1, 2015.

GMS GYPSUM MANAGEMENT & SUPPLY

11

# Strong History of Market Share Gains

**GMS has a proven history of growing faster than the market and gaining share**

## Organic Growth Drivers

**Significant Competitive Advantages:**

- **Scale and leading market positions** drive competitive advantage
- **Breadth of product availability** and access to leading brands and latest product innovations
- Highly trained workforce delivering **differentiated service** offering
- High degree of logistics capabilities and expertise, and **best-in-class execution**

**Initiatives:**

- Continue to **expand retail showroom** network within its branches
- Capitalize and expand on its national **homebuilder** relationships
- Continue to strengthen relationships with manufacturers and customers via **GMS's national sales expo** and similar events
- **Deliver the latest product innovations** in order to continue to provide holistic solutions to its customers

## Above Market Growth [1]



GMS Wallboard Market Share
CY2015 [3]
21.7%
2.6%
13.1%
CY2014 [2]
17.3%
4.9%
11.1%
CY2013
14.8%
8.4%
9.9%
CY2012
17.3%
10.0%
9.4%
CY2011
2.4%
0.8%
8.8%
GMS Wallboard Volume Growth
North American Wallboard Volume Growth

(1) Source: Gypsum Association and GMS data.
(2) Includes the wallboard volume from entities acquired in fiscal 2015 assuming that the entities were acquired on January 1, 2014.
(3) Includes the wallboard volume from entities acquired in fiscal 2016 assuming that the entities were acquired on January 1, 2015.

12

# Attractive Acquirer with Significant Consolidation Opportunity

**Employee-centric culture and industry track record positions GMS to drive additional growth through acquisitions**

## Acquisition Strategy

**Industry Structure:**

- **Large, highly fragmented industry comprised of ~400 competitors**
- Similar business operations enable efficient integration
- Limited number of scaled players

**Acquisition Strategy:**

- Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities
- Fit GMS culture and platform
- Deliver scale benefits
- **Attractive purchase price multiples**
- Dedicated M&A team

**Pipeline:**

- The majority of the market is comprised of local, independent competitors representing significant opportunity
- Maintain active dialogue with many potential targets at any given time

## FY 2017 GMS Acquisitions

| Acquisition | Quarter | Rationale |
|---|---|---|
| Ryan Building Materials, Inc. October 31, 2016 3 Branches | FY17 Q2 | LTM Sales of $27.0 million; Nice geographic fit with recent Michigan acquisition; Founded in 1965 and headquartered in Southfield, MI, RBM is a preferred supplier of wallboard and other specialty products to the Eastern Michigan marketplace |
| UNITED October 3, 2016 3 Branches | FY17 Q2 | LTM Sales of $30.0 million; Strategic entrance into south central Ohio; Founded in 1996, UBM is a preferred supplier of wallboard and related construction products to the south central Ohio marketplace. |
| OLYMPIA Building Supplies September 1, 2016 3 Branches | FY17 Q2 | LTM Sales of $52.9 million; Strategic entrance into south Florida; Founded in 2008, OBS is a leading supplier of wallboard and related construction products to the south Florida marketplace. |
| STEVEN KEMPF BUILDING MATERIALS August 29, 2016 1 Branch | FY17 Q2 | LTM Sales of $46.8 million; Strategic entrance into the greater Philadelphia metropolitan area; Over its 20+ year operating history, SKBM has built an extremely strong reputation for customer service in the market. |
| ROCKWISE | FY17 Q1 | July 5, 2015; 3 Branches; LTM Sales of $26.7 million |
| Wall & Ceiling | FY17 Q1 | May 2, 2015; 1 Branch; LTM Sales of $8.5 million |

GMS GYPSUM MANAGEMENT & SUPPLY

13

# Significant Opportunity to Further Expand the Platform

**GMS has a significant opportunity to expand its geographic footprint in under-served and under-penetrated markets through greenfields and acquisitions**

- GMS has a demonstrated history of successful expansion through greenfields and acquisitions
- GMS has limited or no presence in just over 40% of the top 100 MSAs in the U.S.
- Significant opportunity for share gains in new and existing markets over time



Current GMS Branch
MSA with limited or no GMS Presence(1)
Canada
WA
OR
ID
MT
ND
MN
WI
MI
ME
VT
NH
MA
RI
CT
NY
PA
NJ
DE
OH
WV
VA
NC
SC
GA
FL
AL
MS
TN
KY
IN
IL
IA
MO
AR
LA
SD
NE
KS
OK
TX
WY
CO
NM
UT
AZ
NV
CA
AK
HI

(1) GMS currently has limited or no branches in the areas identified as an MSA with no GMS presence. There can be no assurance that GMS will be able to expand into any of these areas. Additionally, in the event GMS takes measures to expand into these areas, there can be no assurance that GMS will be successful, and any such expansion will be subject to several risks including those discussed under the heading "Risk Factors" in its Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

14

Capitalizing on Large and Diverse End Markets Poised for Continued Growth GMS's business mix is diversified across commercial and residential as well as new construction and R&R end markets, all of which are expected to continue to see robust growth New Commercial Construction • End markets still well below historic levels (million square feet) 2,000 - New Commercial -(44%) below prior peak Long-Term 1,500 - New Residential -(46%) below prior peak 1,000 - Significant R&R exposure, well below prior peak 500 0 1970 1973 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 • New Commercial Construction Residential R&R Activity Housing Starts (Seasonally Adj. starts in thousands) 2,500 ($ in billions) $180 $160 $140 $120 $100 $80 $60 $40 $20 J I d Average 2,000 Long-Term » 1,500 1,000 ,.. /. 1 500 0 1970 1973 1976 1979 1982 19851988 1991 1994 1997 2000 2003 2006 2009 2012 2015 '95 '96 '97 '98 '99 '20 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 •Homeowner Improvement Activity (Inflation Adjusted) '12 '13 '14 - Actual housing starts - Long-Term Av erage OXPSUMMANAGEMtNT& SUP'PLY Source Dodge Data & Analytics and U.S. Census Bureau. 15 -(30%) Below HistoricalAverage -(36%) Below HistoricalAverage

# Entrepreneurial Culture And Experienced Leadership Driving Superior Execution

| | |
|---|---|
| **Significant Experience In The Industry** | ▪ Senior management **averages 25 years in the industry** and over 20 years with GMS<br>▪ VPs of Operations across all seven geographic divisions have 30+ years of industry experience and have **worked with GMS for 25+ years** on average<br>▪ Significantly **enhanced Yard Support Center** team with new leaders in finance, M&A, HR and legal |
| **Entrepreneurial / Ownership Culture** | ▪ Significant management equity ownership with **71 employees owning ~26%** (~30% including options); personally invested in the success and growth of the Company<br>▪ **Attractive variable compensation structure**, consisting of tiered, profit-based structure which incentivizes superior performance<br>▪ Unique culture combining **a results driven environment with a highly entrepreneurial, self starter attitude** |
| **Proven Track Record** | ▪ **Delivering consistent, above market growth**<br>▪ Unwavering focus on operational excellence drives enhanced **margin expansion and earnings growth** |

GMS
GYPSUM MANAGEMENT & SUPPLY

16

Financial Highlights Proven track record of driving consistent above market growth and share gains Above-Market Growth Ability to deliver superior service and a comprehensive product suite Well positioned to capitalize on recovery in construction end markets Attractive End Market Dynamics Balanced exposure to residential, commercial and R&R end-markets providing tailwinds across the cycle Poised to benefit from significant operating leverage Continued margin improvement Ongoing focus on cost management and operational efficiency Low capex requirements to fund growth Proven history of generating strong free cash flows (1) Attractive Cash Flow Dynamics (1)Free cash flow defined as adjusted EBITDA less capex. 17 Well positioned to drive continued above-market growth

# Q1 2017 Highlights

**Above-Market Growth**

- ✓ Net sales increased 21.5% to $549.8 million
- ✓ Base business net sales up 9.2% despite one fewer shipping day
- ✓ Wallboard unit volume grew 20.0% to 818 million square feet

**Continued Margin Improvement**

- ✓ Net income tripled to $9.2 million
- ✓ Gross margin expanded 140 basis points to 32.5%
- ✓ Adjusted EBITDA grew 34.7% to $45.9 million

**Accretive Acquisitions**

- ✓ Acquisitions closed since the beginning of Q4 2015 represented 59% of Q1 2017 net sales growth
- ✓ Completed six acquisitions through Q2 2017, adding 14 branches across 7 states with combined LTM net sales and EBITDA of ~$192 million and ~$22 million, respectively

**Attractive Capital Structure**

- ✓ Completed Initial Public Offering in June 2016
- ✓ Further improved balance sheet and credit metrics
- ✓ Corporate debt upgraded to B2/B+ from B3/B by Moody's and Standard & Poor's in Q2 2017

GMS GYPSUM MANAGEMENT & SUPPLY
18

Continued Sales and Margin Expansion in Fiscal Q1 2017 FY 2016 Gross Profit & Margin Gross Profit ($ mm) Net Sales ($ mm) $600 32.5% $549.8 $200 33.0% 32.0% 31.0% 30.0% 29.0% 28.0% 27.0% 26.0% $150 $400 $100 $200 $50 $0 $0 Fiscal Q1 2016 Fiscal Q1 2017 Acquisitions Fiscal Q1 2016 Fiscal Q1 2017 Gross Margin Gross Profit Base Business Adj. EBITDA ($ mm) $50 ($ in millions) Fiscal Q1 YOY Grow th Base Business (1) FY16 FY17 $40 Wallboard Volume (MSF) Wallboard Price ($/'000 Sq. Ft.) 681 310 818 307 20.0% (0.7%) 8.8% $ $ $30 (5) Net Sales $20 Wallboard Ceilings Steel Framing Other Products Total Net Sales $ 210.9 79.0 67.3 95.3 $ 251.3 86.3 84.3 127.9 19.1% 9.3% 25.3% 34.2% 6.8% 3.7% (2) 14.2% (2) 16.0% (2) $10 $0 $ 452.4 $ 549.8 21.5% 9.2% Fiscal Q1 2016 Fiscal Q1 2017 Margin(3): 7.5% 8.4% (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. (2) (3) These amounts have been revised from the corresponding amounts included in our slide presentation furnished with the SEC on September 13, 2016. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. 19 $45.9 (5) $34.1 Fiscal Q1 2017 Sales By Product Group FY 2016 Adjusted EBITDA (3) $452.4 $82.6 $467.2 $24.7 $427.7 31.1% $178.6 $140.9 Fiscal Q1 2017 Net Sales Sales outpacing construction end market expansion; Branch-level investments to support more activity paying off

# Attractive Capital Structure Post IPO

## Commentary

- Leverage of 3.4x Net Debt / LTM Adj. EBITDA as of 7/31/16, after use of $157.2 million net proceeds from IPO and $2.8 million cash on hand to pay off $160 million Second Lien Term Loan
- Continued improvement in credit metrics from 6.0x Net Debt / LTM Adj. EBITDA as of 4/30/14 and 4.9x as of 4/30/15
- There remains a significant degree of liquidity in the business, with $9.8 million of cash on hand and an additional $132 million undrawn on the ABL facility as of 7/31/16
- In Q2 2017, Moody's and Standard & Poor's upgraded GMS corporate debt to B2/B+ from B3/B based on increased construction activity and improved credit metrics
- On 9/29/16, GMS increased its First Lien Term Loan by $100 million, reduced the rate by 25bps and used the net proceeds to pay down its ABL facility

## Leverage Summary

| *($ mm)* | 4/30/14 FYE | 4/30/15 FYE | 4/30/16 FYE | 7/31/16 LTM |
|---|---|---|---|---|
| **Cash** | $33 | $12 | $19 | $10 |
| **Asset-Based Revolver** | - | 17 | 102 | 157 |
| **First Lien Term Loan** | 390 | 386 | 382 | 381 |
| **Second Lien Term Loan** | 160 | 160 | 160 | - |
| **Capital Lease and Other** | 2 | 10 | 14 | 15 |
| **Total Debt** | **$552** | **$573** | **$658** | **$553** |
| **PF Adj. EBITDA (1)** | $87 | $114 | $150 | $161 |
| **Total Debt / PF Adj. EBITDA** | 6.3x | 5.0x | 4.4x | 3.4x |
| **Net Debt / PF Adj. EBITDA** | 6.0x | 4.9x | 4.3x | 3.4x |

## Net Debt / Adjusted EBITDA



6.0x
4.9x
4.3x
3.4x
4/30/14
4/30/15
4/30/16
LTM 7/31/16

(1) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company's debt agreements, including in connection with the Company's ability to incur additional indebtedness. PF Adjusted EBITDA for the LTM period ending 7/31/16, fiscal year ended 4/30/16 and fiscal year ended 4/30/15 include PF adjustments of $11.3 million, $12.1 million and $8.1 million, respectively. For a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP measure, see Appendix.

GMS
GYPSUM MANAGEMENT & SUPPLY

20

Unsaved Document / 2/6/2014 / 22:45 Appendix

# Summary Quarterly Financials

| *(In millions, except per share data)* *(Unaudited)* | 1Q16 | 2Q16 | 3Q16 | 4Q16 | FY16 | 1Q17 |
|---|---|---|---|---|---|---|
| Wallboard Volume (MSF) | 681 | 700 | 646 | 816 | 2,843 | 818 |
| Wallboard Price ($ / '000 Sq. Ft.) | $ 310 | $ 306 | $ 305 | $ 305 | $ 306 | $ 307 |
| Wallboard | $ 211 | $ 214 | $ 197 | $ 249 | $ 871 | $ 251 |
| Ceilings | 79 | 75 | 65 | 78 | 297 | 86 |
| Steel framing | 67 | 70 | 66 | 78 | 281 | 84 |
| Other products | 95 | 99 | 92 | 122 | 409 | 128 |
| Net sales | 452 | 458 | 420 | 527 | 1,858 | 550 |
| Cost of sales | 312 | 314 | 286 | 353 | 1,265 | 371 |
| Gross profit | 141 | 144 | 134 | 174 | 593 | 179 |
| Operating expenses: | | | | | | |
| Selling, general and administrative expenses | 110 | 114 | 112 | 133 | 470 | 135 |
| Depreciation and amortization | 16 | 15 | 16 | 17 | 64 | 16 |
| Total operating expenses | 126 | 130 | 128 | 150 | 534 | 151 |
| Operating income (loss) | 15 | 14 | 6 | 24 | 59 | 28 |
| Other (expense) income: | | | | | | |
| Interest expense | (9) | (9) | (9) | (9) | (37) | (8) |
| Change in fair value of financial instruments | - | - | - | (0) | (0) | (0) |
| Write-off of discount and deferred financing costs | - | - | - | - | - | (5) |
| Other income, net | 1 | 0 | 1 | 2 | 4 | 1 |
| Total other (expense), net | (9) | (9) | (9) | (7) | (34) | (12) |
| Income (loss) from continuing operations, before tax | 6 | 5 | (3) | 17 | 25 | 15 |
| Income tax expense (benefit) | 3 | 3 | (1) | 8 | 13 | 6 |
| Net income (loss) | $ 3 | $ 3 | $ (2) | $ 9 | $ 13 | $ 9 |
| Weighted average shares outstanding: | | | | | | |
| Basic | 32,677 | 32,738 | 32,891 | 32,893 | 32,799 | 38,201 |
| Diluted | 32,831 | 32,898 | 32,891 | 33,155 | 33,125 | 38,602 |
| Net income (loss) per share: | | | | | | |
| Basic | $ 0.09 | $ 0.09 | $ (0.07) | $ 0.27 | $ 0.38 | $ 0.24 |
| Diluted | $ 0.09 | $ 0.09 | $ (0.07) | $ 0.27 | $ 0.38 | $ 0.24 |

Note: Fiscal year end April 30.

GMS GYPSUM MANAGEMENT & SUPPLY

22

Quarterly Net Sales ($ in millions) (Unaudited) Base Business (1) (2) Acquisitions (2) Total Net Sales Business Days (3) Net Sales by Business Day Base Business Branches (4) (5) Acquired Branches (5) Total Branches Note: Fiscal year end April 30. (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. (2) FY16 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY17 vs. FY16 comparative period. (3) Quarterly business days for FY17 are 63, 65, 63 and 63 for 1Q17, 2Q17, 3Q17 and 4Q17, respectively. (4) Includes greenfields, which we consider extensions of “base business.” (5) FY16 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions 23 1Q162Q163Q164Q16 FY16 1Q17 $428 $432 $379 $451 25264176 $ 1,642 216 $467 83 $452 $458 $420 $527 64646165 $7.1$7.2$6.9$8.1 149151152153 782633 $ 1,858 254 $7.3 153 33 $550 63 $8.7 153 37 156159178186 186 190

Quarterly Net Income to Adjusted EBITDA Commentary A. Represents non-cash compensation expenses related to stock appreciation rights agreements ( $ in 000s) (Unaudited) Net Income (Loss) B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Add: Income Tax Expense Less: Interest Income Add: Interest Expense Add: Depreciation Expense Add: Amortization Expense C. Represents non-cash equity-based compensation expense related to the issuance of stock options EBITDA D. Represents non-recurring expenses related specifically to the AEA acquisition of GMS Adjustments Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation AEA transaction related costs Severance and other permitted costs Transaction costs (acquisition and other) Loss (gain) on disposal of assets AEA management fee Effects of fair value adjustments to inventory Interest rate swap / cap mark-to-market Total Add-Backs (A) 451 663 391 763 (B) (C) (D) (E) (F) E. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities F. Represents one-time costs related to the IPO and acquisitions paid to third party advisors (G) (H) (I) G. Represents management fees paid to AEA, which were discontinued after the IPO Adjusted EBITDA H. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Contributions from acquisitions - prior years Contributions from acquisitions - current year Pro-forma Adjusted EBITDA (J) (J) I. Mark to market adjustments for certain financial instruments J. Full year (i.e. predecessor) pro forma impact of acquisitions assuming a May 1st purchase 24 1Q152Q153Q154Q15 FY15 1Q162Q163Q164Q16 FY16 1Q17 $ (5,548) $ 2,728 $ (11,013) $ 2,136 (1,239)(266)(1,458)(3,663) (305)(244) (238) (223) 9,1379,2269,1628,871 9,2848,0977,6287,199 7,5607,7147,8858,798 $ (11,697) (6,626) (1,010) 36,396 32,208 31,957 $ 3,011 $ 2,825 $ (2,212) $ 8,940 2,8552,623(819)7,925 (230) (208)(247) (243) 9,2579,2609,4739,428 7,2736,4656,4696,460 8,7928,7979,54010,419 $ 12,564 12,584 (928) 37,418 26,667 37,548 $ 9,163 6,159 (43) 13,003 6,382 9,413 $ 44,077 (92) 292 673 - 140 654 (198) 188 164 43 $ 1,864 $ 45,941 - 811 $ 46,752 $ 18,889 $ 27,255 $ 11,966 $ 23,118 455452249703 1,8641,5861,6591,346 492345---163100150 -1191571,615 45077312250 562563562563 4,486-260266 --2,494-$ 81,228 2,268 1,859 6,455 837 413 1,891 1,089 2,250 5,012 2,494 $ 30,958 $ 29,762 $ 22,204 $ 42,929 594692337365 554451167(292) 498863728610 ----55782452(1,054) 4151,3401,057 939 (25)305 (205)(720) 562563562563 --786223 ---19 $ 125,853 1,988 880 2,699 - 379 3,751 (645) 2,250 1,009 19 $ 8,760 $ 3,968 $ 6,184 $ 5,656 $ 24,568 $ 3,155 $ 5,038 $ 3,484 $653 $ 12,330 $ 27,649 $ 31,223 $ 18,150 $ 28,774 $ 105,796 $ 34,113 $ 34,800 $ 25,688 $ 43,582 $ 138,183 2,6363,0231,4001,005 ----8,064 - 4,8964,9912,073132 -1,2278561,232 12,093 3,315 $ 30,285 $ 34,246 $ 19,550 $ 29,779 $ 113,860 $ 39,009 $ 41,018 $ 28,617 $ 44,946 $ 153,591 GAAP Adjusted EBITDA Reconciliation

Quarterly Cash Flows ($ in millions) (Unaudited) Historical 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 Net income (loss) Non-cash changes Changes in primary working capital components: Trade accounts and notes receivable Inventories Accounts payable Cash provided by (used in) operating activities $3.0 (2.6) $ 2.8 17.2 $ (2.2) 12.2 $8.9 35.4 $ 12.6 62.2 $ 9.2 (5.0) (21.8) 0.4 2.7 (2.1) (0.6) (1.2) 25.8 (0.0) (15.6) (29.2) (0.4) 15.2 (27.3) (0.7) 1.1 (19.4) (17.1) 1.7 (18.4) 16.1 20.2 29.8 47.7 (30.6) Purchases of property and equipment Proceeds from sale of assets Purchase of financial instruments Acquisitions of businesses, net of cash acquired Cash (used in) provided by investing activities (1.5) 0.4 - - (1.2) 5.7 - (0.9) (1.3) 0.7 - (82.9) (3.7) 3.1 - (29.9) (7.7) 9.8 - (113.6) (2.6) 0.8 - (23.3) (1.0) 3.6 (83.5) (30.5) (111.4) (25.0) Cash provided by (used in) financing activities 20.3 (23.5) 61.3 12.4 70.5 46.4 Increase (decrease) in cash and cash equivalents Balance, beginning of period Balance, end of period 0.9 12.3 (3.8) 13.2 (2.0) 9.4 11.7 7.4 6.8 12.3 (9.2) 19.1 $ 13.2 $ 9.4 $ 7.4 $ 19.1 $ 19.1 $ 9.8 Supplemental cash flow disclosures: Cash paid for income taxes Cash paid for interest $ $ 4.5 7.9 $ $ 9.7 8.6 $ $ 8.0 8.3 $ $ 3.9 9.8 $ $ 26.1 34.6 $ $ 6.5 6.6 25

# SG&A Adjustments Table

## GAAP SG&A Reconciliation

*(Unaudited)*
*($ in millions)*

| | | 1Q16 | 2Q16 | 3Q16 | 4Q16 | FY2016 | 1Q17 |
|---|---|---|---|---|---|---|---|
| **SG&A - Reported** | | **$ 110.2** | **$ 114.4** | **$ 112.2** | **$ 133.2** | **$ 470.0** | **$ 135.1** |
| Adjustments | | | | | | | |
| Stock appreciation rights expense (benefit) | (A) | (0.6) | (0.7) | (0.3) | (0.4) | (2.0) | 0.1 |
| Redeemable noncontrolling interests | (B) | (0.6) | (0.5) | (0.2) | 0.3 | (0.9) | (0.3) |
| Equity-based compensation | (C) | (0.5) | (0.9) | (0.7) | (0.6) | (2.7) | (0.7) |
| Severance and other permitted costs | (D) | (0.6) | (0.8) | (0.1) | (0.1) | (1.6) | (0.1) |
| Transaction costs (acquisition and other) | (E) | (0.4) | (1.3) | (1.1) | (0.9) | (3.8) | (0.7) |
| Loss (gain) on disposal of assets | | 0.0 | (0.3) | 0.2 | 0.7 | 0.6 | 0.2 |
| AEA management fee | (F) | (0.6) | (0.6) | (0.6) | (0.6) | (2.2) | (0.2) |
| **SG&A - Adjusted** | | **$ 107.1** | **$ 109.3** | **$ 109.5** | **$ 131.6** | **$ 457.6** | **$ 133.4** |

## Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities

E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors

F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May

GMS
GYPSUM MANAGEMENT & SUPPLY

26

Gross Profit Adjustments Table (Unaudited) ($ in millions) 1Q16 2Q16 3Q16 4Q16 1Q17 Gross Profit - Reported Adjustments Effects of fair value adjustments to inventory Gross Profit - Adjusted $ 140.9 $ 143.9 $ 134.2 $ 174.2 $ 178.6 (A) - - 0.8 0.2 0.2 $ 140.9 $ 143.9 $ 134.9 $ 174.4 $ 178.7 Commentary A. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value 27 FY2016 $ 593.2 1.0 $ 594.1 FY2015 $ 479.0 5.0 $ 484.0 FY2014 $ 402.4 8.3 $ 410.7 FY2013 $ 337.3 - $ 337.3 FY2012 $ 287.4 - $ 287.4 GAAP SG&A Reconciliation

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